UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2019

UQM Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Colorado	1-10869	84-0579156
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4120 Specialty Place
Longmont, Colorado 80504

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (303) 682-4900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b—2 of the Securities Exchange Act of 1934 (§ 240.12b—2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act: ☐

Item 5.07  Submission of Matters to a Vote of Security Holders

On April 23, 2019, UQM Technologies, Inc., a Colorado corporation (“UQM”), held a special meeting of its shareholders (the “Special Meeting”). UQM’s shareholders voted on three proposals at the Special Meeting, each of which is described in more detail in the definitive proxy statement filed by UQM with the Securities and Exchange Commission on March 7, 2019.

At the close of business on March 4, 2019, the record date for the Special Meeting, there were 56,197,188 shares of UQM common stock outstanding and eligible to vote at the Special Meeting.  Present at the Special Meeting in person or by proxy were holders of 42,374,754 shares of UQM common stock, representing approximately 75.4% of the total outstanding shares of UQM common stock.  The results of each proposal are set forth below.

1. Approval of Agreement and Plan of Merger

The Agreement and Plan of Merger dated as of January 21, 2019, by and among UQM, Danfoss Power Solutions (US) Company (“Danfoss”) and a wholly owned subsidiary of Danfoss (“Merger Sub”), pursuant to which Merger Sub will be merged with and into UQM, with UQM surviving the merger as a wholly owned subsidiary of Danfoss (the “Merger”) was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
39,144,717	3,033,534	196,503	0

2. Advisory vote to approve named executive officer compensation

To approve, on an advisory (non-binding) basis, specified compensation that may become payable to the named executive officers of UQM in connection with the Merger was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
36,772,255	4,514,042	1,088,457	0

3. Proposal to adjourn the Special Meeting

A proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal to approve the Merger Agreement. The proposal was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
38,414,451	3,297,584	662,719	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UQM TECHNOLOGIES, INC.

Date: April 24, 2019	/s/ DAVID I. ROSENTHAL
David I. Rosenthal
Treasurer, Secretary and Chief Financial Officer

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